Vontobel Semi-Annual Report to Shareholders 2000

Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund
Vontobel U.S. Equity Fund

A Series of Vontobel Funds, Inc.
A "Series" Investment Company

Vontobel Funds, Inc.

Contents

Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund
Vontobel U.S. Equity Fund

VONTOBEL U.S. VALUE FUND
SEMI-ANNUAL REPORT 2000

Dear Shareholder:

Vontobel U.S. Value Fund lost 4.13% during the first half of 2000, vs. a 0.42% loss for the Standard & Poor's 500 Index. The fund's net asset value at June 30th was $13.68, and net assets totaled $51,675,740, vs. $14.27 and $71,480,063, respectively, at December 31, 1999.

Once the internet bubble burst in mid-March and many of our financial stocks rocketed out of the oversold depths to which they had fallen, it seemed that the protracted drought for value investors had finally come to an end. After declining more steeply than the market in the first two months of the year, the fund surged ahead 14.4% in March, vs. the S&P 500's 9.8% gain, and went on to beat the index's April and May gains. But in June the arch-enemy of Buffett emulators--the tech-heavy NASDAQ--picked itself up off the mat and retraced a large part of its March selloff. Sure enough, as money flowed back into technology, it flowed out of traditional "value" stocks and the lead that the fund briefly enjoyed over the market evaporated. As for the fund's typically steady growers, they too fell prey to setbacks, some due to earnings disappointments (in the case of McDonald's and Gillette), others to fears of the effect of rising short-term rates on future revenues (Knight-Ridder and Gannett). Despite the TMT rally in June, the fact that the fund eked out a positive 0.4% gain for the second quarter vs. the S&P 500's 2.7% loss gives us some hope that there has been a resurgence of investor interest in high-quality, non-tech companies selling at valuations that offer a margin of safety.

It's been almost a year since our travails really began on August 3, 1999, when UNUM unexpectedly announced that it would need to add to its reserves as it consummated its merger with Provident Life and the stock suffered a severe downfall. Unlike last year, though, when commercial and auto insurance prices were still in a cyclical downturn, the second-quarter results of several of the fund's property and casualty insurers have confirmed that the worst of the cycle is over. Insurers have in fact been raising their prices, and the market has taken note of their improved operating profits. Although financials gave back some of their gains in June, many insurance stocks had big bounces off their lows. Bermuda reinsurer Ace rose 70% and multi-line insurer Old Republic, a longtime holding, advanced 24% during the first half. Auto insurer Mercury General had a strong first quarter gain of 35%, which was whittled back to a first-half gain of 8% in June. While the cyclical fundamentals were in many cases still declining last year, the long-term viability of 95% of our companies (ESG was the exception, and was sold) was never in doubt.

There was tremendous value in the portfolio at the end of 1999 and there still is today. Much of it resides in the insurance sector (35% of the portfolio). Even disappointing UNUMProvident is finding its way; we've recently added to that position as the company repairs itself and again begins to enjoy the benefits of holding the dominant market share in the disability insurance business, which is growing at a respectable 12%-15% pace.

And what can one say about Fannie Mae and Freddie Mac? Last year, their stock prices declined 15% and 26% despite earnings rising 15% and 27%, respectively. Together these GSEs (government-sponsored enterprises) constitute about 15% of the fund. They declined another 10% this year because of fears of Alan Greenspan and a perceived increase in political risk. As to the former, when in 1994 the bond market suffered a serious debacle, Fannie and Freddie still managed to increase earnings at a double-digit rate. The GSEs are not immune to rising rates, but they've proved that they can manage through a traditional rising rate cycle rather well. Regarding political risk, this is a wild card that any investor must always take seriously, but Fannie and Freddie today are not priced for perfection (at ten or eleven times earnings). Our best read is that any possible political changes will not seriously impair their future expected earnings growth. Despite volatility in the Treasury market, fears about rising interest rates, and concerns about their government charter, Fannie and Freddie both generated double-digit earnings growth for the second quarter. At current levels, we believe that both stocks could be as much as 100% undervalued.

For Vontobel U.S. Value Fund, which had long received accolades as a fund that generally kept up with the market but with considerably less risk, 1999 was a world turned upside down. We "fessed up" to our own errors in our year-end report, but as time passes the historical extremes between momentum and value investing that prevailed in 1999 have become strikingly apparent. We strongly believe that 2000 presents a unique opportunity for investors to benefit from substantial outperformance in the long-ignored non-tech and non-telecom areas of the market. In fact, the fund is more fully invested now than it has been in many years, which means that we've been finding a considerable amount of value not just in financials but in other sectors as well. CVS Drugstores constitutes over 5% of the fund, health care makes up about 5%, and fast-growing Dollar General weighs in at 3.9%. We recently took a small position in Home Depot at $46 (it has grown earnings at a 25% pace for the past several years).

Overall, we're pleased that Vontobel U.S. Value Fund has a P/E of about 18 X, versus about 23 X for the market, and that the fund is not overly exposed to cyclical or technology issues that could be adversely impacted if Greenspan accidentally slows the economy down too much.

Has value investing now come back into favor and will it stay in favor for many, many years, as it did after the bursting of the "Nifty 50" bubble in the 1970s? At the very least, we believe that the conditions for sustained outperformance by the kinds of companies in which we seek to invest have rarely been so propitious.

Edwin Walczak, Fund Manager
July 6, 2000

Vontobel U.S. Value Fund
Schedule of Portfolio Investments
June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

   Number of                                                        Market
   Shares            Security Description                            Value
  ----------         --------------------                        ------------
                     COMMON STOCK: 94.55%

                     BANKS:         5.37%
    103,213          California Center  Bank*                    $  1,748,170
     26,500          Wells Fargo & Company                          1,026,875
                                                                 ------------
                                                                    2,775,045
                                                                 ------------

                     DIVERSIFIED COMMERCIAL SERVICES:  2.21%
     63,500          IMS Health Inc.                                1,143,000
                                                                 ------------

                     DIVERSIFIED FINANCIAL SERVICES:  14.73%
     72,724          Fannie Mae                                     3,795,284
     94,200          Freddie Mac                                    3,815,100
                                                                 ------------
                                                                    7,610,384
                                                                 ------------

                     DRUG RETAIL: 5.19%
     67,000          CVS Corp.                                      2,680,000
                                                                 ------------
                     FOOD RETAIL: 2.65%
     41,200          Albertsons, Inc.                               1,369,900
                                                                 ------------

                     GENERAL MERCHANDISE STORES: 3.90%
    103,250          Dollar General                                 2,013,375
                                                                 ------------
                     HEALTH CARE FACILITIES: 2.85%
    113,000          Health Management Assn., Inc.*                 1,476,063
                                                                 ------------
                     HOME FURNISHINGS: 2.06%
      44,400         Ethan Allen Interiors, Inc.                    1,065,600
                                                                 ------------
                     HOME IMPROVEMENT RETAIL: 3.92%
      9,500          Home Depot                                       474,406
     73,200          Sherwin-Williams                               1,550,925
                                                                 ------------
                                                                    2,025,331
                                                                 ------------

                     INDUSTRIAL MACHINERY: 2.73%
     111,800         Watts Industries "A"                           1,411,475
                                                                 ------------

                     LIFE & HEALTH INSURANCE: 6.65%
     86,436          UNUMProvident Corp.                            1,734,122
     69,000          Torchmark Corp.                                1,703,437
                                                                 ------------
                                                                    3,437,559
                                                                 ------------

                     MULTILINE INSURANCE: 10.61%
         53          Berkshire Hathaway Class A*                    2,851,400
    175,300          Horace Mann Educators Corp.                    2,629,500
                                                                 ------------
                                                                    5,480,900
                                                                 ------------

                     PERSONAL PRODUCTS: 1.69%
     25,000          Gillette Co.                                     873,438
                                                                 ------------

                     PROPERTY/CASUALTY INSURANCE: 21.86%
     63,000          Ace Ltd.                                       1,764,000
     21,600          Chubb Corp.                                    1,328,400
     86,500          IPC Holdings Ltd.*                             1,211,000
    122,900          Mercury General Corp.                          2,903,512
    145,225          Old Republic International Corp.               2,396,213
     38,900          RenaissanceRe Holdings Ltd.                    1,694,581
                                                                 ------------
                                                                   11,297,706
                                                                 ------------

                     PUBLISHING AND PRINTING: 5.52%
     20,000          Gannett Co.                                    1,196,250
     31,100          Knight Ridder, Inc.                            1,654,131
                                                                 ------------
                                                                    2,850,381
                                                                 ------------

                     RESTAURANTS: 2.61%
     41,000          McDonalds Corp.*                               1,350,438
                                                                 ------------

                     Total Investments:
                     (Cost: $52,177,725)**        94.55%         $ 48,860,595
                     Other assets, net             5.45%            2,815,145
                                                 -------         ------------
                     NET ASSETS                  100.00%         $ 51,675,740
                                                 =======         ============
 *Non-income producing
**Cost for Federal income tax purposes is $52,177,725 and net unrealized depreciation consists of:


             Gross unrealized appreciation                        $ 2,625,737
             Gross unrealized depreciation                         (5,942,867)
                                                                 ------------
             Net unrealized depreciation                          $(3,317,130)
                                                                 ============

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
Statement of Assets and Liabilities
June 30, 2000(Unaudited)
-------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of $52,177,725)(Notes 1&3)  $48,860,595
Cash                                                                2,714,237
   Receivables:
      Capital stock sold               $ 41,824
      Dividends receivable               18,558
      Investments sold                  127,503
                                       --------
                                                                      187,885
   Other assets                                                        32,050
                                                                 ------------
   TOTAL ASSETS                                                    51,794,767
                                                                 ------------

LIABILITIES
Payables:
   Capital stock redeemed                32,228
   Investment management fees            43,960
   Accrued expenses                      42,839
                                        -------
   TOTAL LIABILITIES                                                  119,027
                                                                 ------------
NET ASSETS                                                       $ 51,675,740
                                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($51,675,740/3,776,682 shares outstanding)                       $      13.68
                                                                 ============

At June 30, 2000 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                               $ 65,667,295
   Net investment income                                               83,255
   Net unrealized loss on investments                              (3,317,130)
   Accumulated net realized loss on investments                   (10,757,680)
                                                                 ------------
   Net Assets                                                    $ 51,675,740
                                                                 ============

See Notes to Financial Statements

Vontobel U.S. Value Fund
STATEMENT OF OPERATIONS
Six months ended June 30, 2000 (Unaudited)

Investment Income
Income
   Interest                                       $ 93,570
   Dividend                                        458,990
                                                  --------
   Total income                                                    $  552,560
                                                                 ------------
Expenses
   Investment management fees (Note 2)             275,286
   Recordkeeping and administrative service
    (Note 2)                                        57,057
   Shareholder servicing and reports (Note 3)       51,960
   Transfer agent fees (Note 2)                     27,347
   Custodian and accounting fees (Note 3)           16,415
   Filing and registration fees (Note 2)             9,056
   Legal and audit fees                             16,031
   Other                                            16,153
                                                  --------
 Total expenses                                                       469,305
                                                                 ------------
 Net investment income                                                 83,255
                                                                 ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                (7,921,369)
   Net change in unrealized loss on investments                     4,038,043
                                                                 ------------
   Net loss on investments                                         (3,883,326)
                                                                 ------------
   Net decrease in net assets resulting from operations          $ (3,800,071)
                                                                 ============
See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                             Six months ended      Year ended
                                              June 30, 2000    December 31, 1999
                                               (Unaudited)
                                             ----------------  -----------------
OPERATIONS
   Net investment income                       $    83,255         $   529,027
   Net realized loss on investments             (7,921,369)         (2,836,311)
   Change in unrealized loss on investments      4,038,043         (18,597,297)
                                               -----------         -----------
   Net decrease in net assets resulting
    from operations                             (3,800,071)        (20,904,581)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($.-, and $.11 per
    share, respectively)                                 -            (725,107)
CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets resulting from
    capital share transactions*                (16,004,252)       (107,353,117)
                                               -----------         -----------
   Net decrease in net assets                  (19,804,323)       (128,982,805)
   Net assets at beginning of period            71,480,063         200,462,868
                                               -----------         -----------
NET ASSETS at the end of period                $51,675,740         $71,480,063
                                               ===========         ===========

*A summary of capital share transactions follows:

                                Six months ended
                                 June 30, 2000                Year ended
                                  (Unaudited)              December 31,1999
                            ---------------------       -----------------------
                             Shares        Value         Shares        Value
                            --------      -------       --------      -------
Shares sold                  798,039    $11,031,717    1,958,018    $31,261,054
Shares reinvested from
  distribution                     -              -       44,006        664,930
Shares redeemed           (2,030,847)   (27,035,969)  (8,975,932)  (139,279,101)
                           ---------     ----------    ---------    -----------
Net decrease              (1,232,808)  $(16,004,252)  (6,973,908) $(107,353,117)
                           =========   ============    =========  =============


See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                Six months
                                                   ended                    Years ended December 31,
                                               June 30, 2000   ---------------------------------------
                                                (Unaudit)       1999     1998     1997    1996    1995
                                               -------------    ----     ----     ----    ----    ----
Per Share Operating Performance
Net asset value, beginning of period                $14.27     $16.73   $16.51   $13.78  $13.25  $10.26
                                                    ------     ------   ------   ------  ------  ------
Income from investment operations
   Net investment income                              0.02       0.07     0.22     0.10    0.17    0.05
   Net realized and unrealized gain (loss) on
      investments                                    (0.61)     (2.42)    2.06     4.61    2.65    4.09
                                                    ------     ------   ------   ------  ------  ------
Total from investment operations                     (0.59)     (2.35)    2.28     4.71    2.82    4.14
                                                    ------     ------   ------   ------  ------  ------
Less distributions
   Distributions from net investment income              -      (0.11)   (0.16)   (0.10)  (0.19)  (0.04)
   Distributions from realized gain on
     investments                                         -          -    (1.90)   (1.88)  (2.10)  (1.11)
                                                    ------     ------   ------   ------  ------  ------
Total distributions                                      -      (0.11)   (2.06)   (1.98)  (2.29)  (1.15)
                                                    ------     ------   ------   ------  ------  ------
Net asset value, end of period                      $13.68     $14.27   $16.73   $16.51  $13.78  $13.25
                                                    ======     ======   ======   ======  ======  ======
Total Return                                         (4.13%)   (14.07%)  14.70%   34.31%  21.28%  40.36%

Ratios/Supplemental Data
Net assets, end of period(000's)                   $51,676    $71,480 $200,463 $203,120 $69,552 $55,103
Ratio to average net assets (A)
   Expenses - (B)                                     1.70%*     1.87%    1.46%    1.61%   1.48%   1.65%
   Expenses - net (C)                                 1.70%*     1.87%    1.45%    1.58%   1.43%   1.50%
   Net investment income                              0.30%*     0.40%    0.93%    0.72%   0.63%   0.38%
Portfolio turnover rate                              59.59%     66.62%  122.71%   89.76% 108.36%  95.93%

* Annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

See Notes to Financial Statements

Vontobel U.S. Value Fund
Notes to the Financial Statements
June 30, 2000
-------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel U.S. Value Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $730,305 which expires in 2007. Additionally, the Fund incurred capital losses of $2,106,006 after October 31, 1999 which are deemed, under income tax regulations, to occur on the first day of the Fund's next fiscal year (January 1, 2000).

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will waive its advisory fee or reimburse the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average daily net assets.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $69,945 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $57,347 for its services for the six months ended June 30, 2000.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $91,122, for the six months ended June 20, 2000, representing .16% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sells of securities other than short-term notes aggregated $31,016,326 and $37,654,320, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

VONTOBEL INTERNATIONAL EQUITY FUND
SEMI-ANNUAL REPORT 2000

Dear Shareholder:

Vontobel International Equity Fund lost 12.07% during the first half of 2000, as its TMT holdings gave back some of the gains that accounted for the fund's outperformance last year. The fund's net asset value at June 30th was $24.63, and net assets totaled $160,767,310, vs. $28.01 and $192,537,291, respectively, at December 31, 1999. The fund's benchmark, Morgan Stanley Capital International's EAFE Index, posted a first-half decline of 4.05%.

As bottom-up investors, we generally avoid making frequent changes from a country or sector standpoint. Last year's strong returns posed a valuation risk that exceeded our margin of safety. At year-end 1999, the fund was valued at 40x PE with EPS growth of 26%. We reduced our TMT weighting by approximately 14% in the first quarter and another 10% in the second, but maintain approximately 24% in TMT firms whose growth prospects and market leadership, we believe, justify their selling at a premium to intrinsic worth. For some of our core TMT positions like Vodafone and Philips, business conditions are better than ever, with top-line growth and operating margins expanding at double-digit rates. The sector rebalancing didn't affect the fund's growth profile; based on our estimates at June 30 it was valued at 24x with EPS growth of 22%.

We did most of our trimming in Japan, last year's best-performing market and the worst performer year to date (-14%). We sold NTT Data, where government contracts made earnings and revenue estimates less predictable than in the past, and reduced such core positions as Murata, Rohm, NTT DoCoMo, all great companies whose position size had grown beyond our risk management parameters due to their exceptional performance in 1999. One new purchase was Fujitsu, a major producer of flash memory chips, trading at a 10% discount to intrinsic worth. The Japanese stocks in our investable universe remain highly attractive: sales growth is up 5%, average margins are rising, operating profits are up 12% and recurring profits up 23%. At June 30 the fund had an underweight of approximately 21% in Japan, vs. 27% for the MSCI EAFE Index.

Due to the multiple contraction in TMT stocks, we were able to buy back or invest in some high-quality firms with consistent growth numbers, like SAP, NTT DoCoMo and ATOS, France's second-largest IT consultant and the fifth-largest in Europe. SAP, which we had sold back in January, is expected to deliver 20% top-line revenue growth in ERP (enterprise resource planning) and CRM (customer relationship management). After two years of investment in personnel and development, SAP should be able to maintain its global leadership, and its partnership with Commerce One will expand its customer base. Having taken profits in NTT DoCoMo, we added back to the position during its 40% selloff in the second quarter. We're staying focused on investing in quality firms with strong records in execution, solid financial records, and positive cash flow numbers, and we control our risk by keeping our positions in these firms to only about 1%-1.5% of portfolio assets at this point.

With the proceeds of our TMT sales, we increased our exposure to financials this year by about 6%, by adding to some of our existing holdings like Credit Suisse, Swiss Re, Allianz, Munich Re, Axa and establishing positions in the UK firms Royal Bank of Scotland, Prudential and Abbey National. Royal Bank of Scotland, purchased at a discount to book, has an 8-year track record of consistent revenue growth is growing earnings at over 15%. Due to multiple expansion or stock price appreciation, our financial sector weighting is now higher than that of the EAFE Index. At quarter end we reduced some of these holdings by realizing profits, but we intend to hold on to our core positions in financial companies, so long as they avoid asset provisioning, credit deterioration and revenue risk. Among our largest financial holdings are Axa and Aegon, the world's best-run life insurance firms after AIG in the US.

Historically we've been able to add value through our currency hedging techniques, which have contributed to returns and reduced overall portfolio volatility, but this year the technical tools we use for currency hedging gave us a number of false signals. Despite the collapse in us financial markets driven by the Nasdaq and a reacceleration of growth in europe, the dollar, defying logic, remained strong. We went from being fully unhedged to fully hedged, which we define as a 50% hedge ratio against the euro, swiss franc, yen and pound sterling. At June 30 the fund was hedged only against the pound sterling.

Day-to-day sentiment changes but our investment process stays the same. We invest in firms with defensible franchises that are growing at much more reliable rates than their competitors, and we invest with a 5-year time horizon. The environment for bottom-up investors has become increasingly challenging, but we haven't lacked for highly attractive candidates for our investable universe. This year we added about 30 new stocks that we've been following over the last 3-5 years; they all have strong franchises and are generating better than 15% growth in cash flow and earnings. While our repositioning of the fund's holdings has not yet benefited returns, the fundamentals in international markets remain very attractive. Given their ongoing restructuring and enhanced use of balance sheets, which for the most part are much stronger than those of their US counterparts, we believe our holdings have great potential for improved profitability, as expressed in higher returns on equity and returns on capital.

Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
July 6, 2000

VONTOBEL INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

Number of                                                          Market
Shares     Security Description                                    Value
---------  ---------------------                              ---------------
           Common Stock:                               99.56%


           Finland:                                     2.92%
  72,400   Nokia ADR (Electrical & Electronics)                $   3,615,475
  34,400   Perlos OYJ (Electronic Components & Instruments)        1,084,668
                                                              ---------------
                                                                   4,700,143
                                                              ---------------

           France:                                      9.99%
  10,070   Altran Technologies (Multi-Industry)                    1,967,459
  12,500   Atos SA*  (Business & Public Services)                  1,166,935
  12,000   Axa S.A. (Insurance)                                    1,886,148
   4,038   CAP Gemini (Business & Public Services)                   709,697
  19,700   Carrefour Super Marche (Merchandising)                  1,343,661
  32,895   CGIP (Multi-Industry)                                   1,397,576
  11,900   Dassault Systems SA (Business & Public Services)        1,107,521
   1,200   L'OREAL*  (Health & Personal Care)                      1,036,810
   2,200   Publicis SA (Business & Public Services)                  861,341
   8,800   Sidel Bearer (Machinery & Engineering)                    712,126
  11,700   Societe Generale A (Banking)                              702,161
  19,500   StMicroelectronics NV (Electronic Components &
             Instruments)                                          1,225,996
  12,715   Total SA Cl B (Energy Sources)                          1,945,237
                                                              ---------------
                                                                  16,062,668
                                                              ---------------

           Germany:                                     4.42%
   5,189   Alliance AG (Insurance)                                 1,878,356
  35,294   Bayerische Motoren Werke (Automobiles)                  1,062,426
      88   Munchener Ruckversicherung Wts 6/03/02*  (Insurance)        7,335
   5,676   Munchener Ruckversicherung (Insurance)                  1,797,813
   9,500   Prosieben Media AG PFD (Broadcasting & Publishing)      1,185,511
   6,375   Sap AG PFD (Data Processing & Reproduction)             1,175,091
                                                              ---------------
                                                                   7,106,532
                                                              ---------------

           Great Britain:                              20.57%
  82,000   31 Group PLC (Banking)                                  1,685,499
  61,000   Abbey National (Banking)                                  728,874
 137,960   Amvescap (Financial Services)                           2,211,844
  39,000   Astrazeneca Group PLC (Health & Personal Care)          1,819,764
  23,398   British Petroleum PLC Sponsored ADR * (Energy Sources)  1,323,449
 104,100   Capita Group PLC (Business & Public Services)           2,545,987
 190,000   Compass Group PLC (Business & Public Services)          2,501,599
  29,821   CRH Ord (Building Materials & Components)                 538,322
 335,809   Dixons Group (Merchandising)                            1,366,281
  59,000   Glaxo Wellcome PLC (Health & Personal Care)             1,719,607
 180,000   Hays PLC (Business & Public Services)                   1,003,241
 140,000   HSBC Holdings (Banking)                                 1,599,771
 309,560   Invensys PLC (Electronic Components & Instruments)      1,161,160
 480,000   Lasmo ORD (Energy Sources)                              1,020,030
  52,000   Logica PLC (Business & Public Services)                 1,230,086
  84,840   Misys PLC (Business & Public Services)                    716,028
  65,959   Provident Financial Group PLC (Financial Services)        693,353
 120,000   Prudential PLC (Insurance)                              1,756,920
  80,000   Royal Bank of Scotland Group ORD (Banking)              1,338,260
 700,419   Vodafone Group PLC (Telecommunications)                 2,828,555
 224,800   WPP Group (Business & Public Services)                  3,281,097
                                                              ---------------
                                                                  33,069,727
                                                              ---------------

           Italy:                                       4.02%
 162,500   Eni SPA (Energy Sources)                                  936,525
 599,700   Parmalat Finanziaria SPA (Food & Household Products)      844,343
  53,000   Pininfarina Spa (Automobiles)                             891,615
  53,000   Pirelli (Industrial Components)                         1,705,869
 650,000   Telecom Italia Mobile (Telecommunications)              1,243,524
  61,300   Telecom Italia (Telecommunications)                       840,879
                                                              ---------------
                                                                   6,462,755
                                                              ---------------

           Ireland:                                     1.72%
 100,306   Allied Irish Banks PLC (Banking)                          896,273
  38,700   Elan Corporation ADR * (Health & Personal Care)         1,874,531
                                                              ---------------
                                                                   2,770,804
                                                              ---------------

           Netherlands:                                 6.83%
  11,048   Aegon NV (Insurance)                                      393,585
  60,462   Aegon NV ADR (Insurance)                                2,146,606
  47,700   ASM Lithography Holdings NV * (Electronic Component
             & Instruments)                                        2,045,665
  37,500   Getronics NV (Business & Public Services)                 576,918
  31,000   Heineken NV (Beverages & Tobacco)                       1,882,576
  55,760   Koninklijke Philips (Appliances & Household Durables)   2,623,979
  28,500   Unilever NV (Food & Household Products)                 1,304,514
                                                              ---------------
                                                                  10,973,843
                                                              ---------------
           Norway:                                      1.70%
 119,500   Nycomed Amersham (Health & Personal Care)               1,154,589
  59,700   Tomra Systems AG (Machinery & Engineering)              1,581,020
                                                              ---------------
                                                                   2,735,609
                                                              ---------------

           Denmark                                      0.97%
   9,200   Novo-Nordisk AS B (Health & Personal Care)              1,562,109
                                                              ---------------



           Spain:                                       1.18%
  86,000   Banco Santander Central Hispano (Banking)                 905,256
  46,000   Telefonica De Espana*  (Telecommunications)               985,941
                                                              ---------------
                                                                   1,891,197
                                                              ---------------

           Sweden:                                      7.40%
   6,140   Assa Abloy Sub Shs (Building Materials & Components)      122,507
 122,820   Assa Abloy Series B (Building Materials & Components)   2,460,960
 117,100   Ericsson (LM) Tele Series B Free (Electrical &
             Electronics)                                          2,313,208
  47,800   Investor AB Class B (Multi-Industry)                      652,044
  22,100   Modern Times Group AG*  (Broadcasting & Publishing)     1,050,761
 285,000   Nordic Baltic Holding AB (Banking)                      2,145,501
  55,600   Securitas AB Ser B (Business & Public Services)         1,177,006
  74,600   Skandia Forsakrings AB Free (Insurance)                 1,967,692
                                                              ---------------
                                                                  11,889,679
                                                              ---------------

           Switzerland:                                 9.54%
  15,000   Credit Suisse Group (Banking)                           2,980,163
     485   Givaudan AG*  (Food & Household Products)                 147,433
     800   Nestle AG (Food & Household Products)                   1,599,216
   1,000   Pharma Vision * (Financial Services)                      667,361
  10,000   PSP Swiss Property AG*  (Insurance)                       918,386
   5,000   Rieter Holding AG (Machinery & Engineering)             1,683,708
      75   Roche Holdings AG (Health & Personal Care)                792,338
     330   Roche Holdings Genusscheine*  (Health & Personal Care)  3,208,474
     800   Swiss Reinsurance (Insurance)                           1,628,605
 860,000   Zurcher KTBK 9/15/00 WT CHF* (Banking)                    558,133
   2,350   Zurich Allied*  (Insurance)                             1,159,676
                                                              ---------------
                                                                  15,343,493
                                                              ---------------

           Australia:                                   3.17%
 124,216   Computershare LTD CPU (Business & Public Services)        637,275
  59,553   MacQuarie Bank LTD. (Banking)                             927,614
 764,200   Powerlan Limited*  (Business & Public Services)           796,907
 225,500   Westfield Holdings LTD (Real Estate)                    1,546,529
 153,000   Woodside Petroleum LTD (Energy Sources)                 1,187,930
                                                              ---------------
                                                                   5,096,255
                                                              ---------------

           Hong Kong:                                   1.92%
 161,400   Dah Sing Financial Services (Banking)                     650,114
  85,000   Hutchison Whampoa (Multi-Industry)                      1,068,565
 209,000   Smartone Telecom Hldgs Ltd (Telecommunications)           462,478
 125,000   Sun Hung Kai Properties (Real Estate)                     897,954
                                                              ---------------
                                                                   3,079,111
                                                              ---------------

           Japan:                                      20.72%
  22,500   Asatsu DK Inc (Business & Public Services)                922,088
  14,000   Benesse Corporation (Business & Public Services)          969,429
      50   Credit Saison Co. (Financial Services)                      1,159
  16,000   Fuji Photo Film Co. (Recreation & Other Consumer
             Goods)                                                  654,199
  71,000   Fujitsu (Data Processing & Reproduction)                2,454,850
   5,500   Fujitsu Support and Service Inc. (Business & Public
             Services)                                               544,067
   2,000   Hikari Tsushin Inc (Telecommunications)                    81,963
  10,000   Hoya Co. (Electronic Components & Instruments)            895,002
  33,000   Mikuni Coca Cola (Beverages & Tobacco)                    478,468
  14,500   Murata Manufacturing Co. Ltd. (Electronic Components
             & Instruments)                                        2,079,137
  30,000   Nichiei Co Ltd (Financial Services)                       491,780
  12,000   Nintendo Co. Ltd. (Recreation & Other Consumer Goods)   2,093,740
      16   Nippon Tel and Tel (Telecommunications)                   212,539
   2,100   Nippon Television Network (Broadcasting & Publishing)   1,365,114
      88   NTT Mobile Comm Network Inc (Telecommunications)        2,379,387
  10,000   Rohm Co. Ltd. (Electronic Components & Instruments)     2,920,533
   9,000   Ryohin Keikaku Co Ltd Jpy (Textiles & Apparel)          1,144,661
  15,000   Secom Co (Business & Public Services)                   1,095,200
  13,000   Seven-Eleven Japan (Merchandising)                      1,086,344
  35,000   Shin-Etsu Chemical Co. (Chemicals)                      1,773,988
   6,400   Shohkoh Fund & Co (Banking)                             1,441,048
  15,200   Sony Corp. (Appliances & Household Durables)            1,417,683
  40,000   Takeda Chemical Industries (Health & Personal Care)     2,622,827
  42,000   Tokyo Broadcasting System, Inc. (Broadcasting
             & Publishing)                                         1,812,238
  12,000   Tokyo Electron Ltd. (Electronic Components &
             Instruments)                                          1,641,528
 140,000   Yasuda Fire & Marine Insurance (Insurance)                737,293
                                                              ---------------
                                                                  33,316,265
                                                              ---------------

           Malaysia:                                    0.30%
 120,000   Malayan Banking Berhad (Banking)                          486,316
                                                              ---------------



           Singapore:                                   2.19%
 114,466   Datacraft Asia Ltd*  (Business & Public Services)       1,007,301
  85,000   DBS Group Holdings Limited (Banking)                    1,092,330
  90,500   Singapore Press Holdings Ltd. (Broadcasting &
             Publishing)                                           1,414,472
                                                              ---------------
                                                                   3,514,103
                                                              ---------------


           Total Investments:
           (Cost:  $124,925,842) **                    99.56%  $ 160,060,609
           Other assets, net                            0.44%        706,701
                                                   ---------- ---------------
           Net Assets                                 100.00%  $ 160,767,310
                                                   ========== ===============

*  Non-income producing
** Cost for Federal income tax purposes is $124,925,842 and net unrealized appreciation consists of:

           Gross unrealized appreciation                         $44,146,349
           Gross unrealized depreciation                          (9,011,582)
                                                              ---------------
           Net unrealized appreciation                           $35,134,767
                                                              ===============

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

Forward Currency Contracts Outstanding
June 30, 2000 (Unaudited)

                       Face Value     Contract   Delivery      Appreciation/
                      (U.S. Dollar)    Price      Date         Depreciation
                      -------------   --------   --------     ----------------
Euro                  $ 20,366,500   $  0.9257   07/27/00       $  13,200
Japanese Yen            10,214,031    107.6950   08/22/00        (777,176)
Swiss Franc              5,839,450      1.7124   08/02/00         (90,517)
Great Britain Pound     12,602,100      1.4826   08/22/00        (270,453)
                      ------------                              ----------
                      $ 49,022,081                            ($1,124,946)
                      ============                            ============

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
JUNE 30, 2000
INDUSTRY PERCENTAGE BASED ON NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------
Appliances & Household Durables                                  2.51%
Automobile                                                       1.22%
Banking                                                         11.28%
Beverages & Tobacco                                              1.47%
Broadcasting & Publishing                                        4.25%
Building Materials & Components                                  1.94%
Business & Public Services                                      14.21%
Chemicals                                                        1.10%
Components & Instruments                                         0.56%
Data Processing & Reproduction                                   2.26%
Electrical & Electronics                                         3.69%
Electronic Components & Instruments                              7.56%
Energy Sources                                                   3.99%
Financial Services                                               2.53%
Food & Household Products                                        2.42%
Health & Personal Care                                           9.82%
Industrial Components                                            1.06%
Insurance                                                       10.13%
Machinery & Engineering                                          2.48%
Merchandising                                                    2.36%
Multi-Industry                                                   3.16%
Real Estate                                                      1.52%
Recreation & Other Consumer Goods                                1.71%
Telecommunications                                               5.62%
Textiles & Apparel                                               0.71%
                                                               ------
                                                                99.56%
Other assets, net                                                0.44%
                                                               ------
Net assets                                                     100.00%
                                                               ======

Vontobel International Equity Fund
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

ASSETS
 Investments at value (identified
    cost of $124,925,842)(Notes 1 & 3)                           $160,060,610

Cash (including foreign currencies)                                 1,591,769
Receivables:
  Capital stock sold                            $   263,553
  Dividends                                         246,074
 Forward currency contracts                      49,022,081
                                                -----------
                                                                   49,531,708
 Other assets                                                          35,113
                                                                -------------
    TOTAL ASSETS                                                  211,972,488
                                                                -------------
LIABILITIES
   Forward currency contracts payable at market
         value (proceeds $49,022,081)            50,147,027
   Investment management fees payable               120,304
   Capital stock redeemed                            31,637
   Accrued expenses                                 152,922
                                               ------------
   TOTAL LIABILITIES                                               50,451,890
                                                                -------------
NET ASSETS                                                       $160,767,310
                                                                =============
Net Asset Value, Offering and Redemption Price Per Share
($160,767,310/6,527,996 shares outstanding)                            $24.63
                                                                =============


At June 30, 2000 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                 $98,199,142
  Accumulated net realized gain on investment and
       and foreign currency transactions                           28,493,251
  Undistributed net investment income                                  67,030
  Net unrealized gain on investments
   and currency transactions                                       34,007,887
                                                                -------------
  Net Assets                                                     $160,767,310
                                                                =============

See Notes to Financial Statements

Vontobel International Equity Fund
Statement of Operations
For the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------
Investment Income
Income:
 Interest                                         $   83,835
 Dividend (Net of foreign tax
   withheld of $129,479)                           1,038,620
Other                                                150,807
                                                ------------
     Total income                                                $1,273,262
                                                                 ----------

Expenses:
 Investment management fees (Note 2)                 785,357
 Recordkeeping and administrative services (Note 3)  176,277
 Custodian and accounting fees (Note 3)              134,748
 Shareholder servicing and reports (Note 2)           24,963
 Transfer agent fees (Note 2)                         19,540
 Legal and audit fees                                 40,798
 Filing and registration fees (Note 2)                10,231
 Other                                                22,169
                                                ------------
  Total expenses                                                  1,214,083
  Custody credits (Note 3)                                           (7,851)
                                                             ---------------
  Expenses, net                                                   1,206,232
                                                             ---------------
 Net investment income                                               67,030
                                                             ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                               31,554,559
  Net realized loss on foreign currency
   conversions and forward currency contracts                    (3,061,308)
  Change in unrealized gain on investments
   and foreign currencies                                       (51,135,051)
                                                             ---------------
  Net loss on investments                                       (22,641,800)
                                                             ---------------
  Net decrease in net assets resulting from operations         ($22,574,770)
                                                             ===============


See Notes to Financial Statements

Vontobel International Equity Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                             Six months ended      Year ended
                                              June 30, 2000    December 31, 1999
                                               (Unaudited)
                                             ----------------  -----------------
OPERATIONS
   Net investment income                       $    67,030         $    41,079
   Net realized gain on investments
     and foreign currency transactions          28,493,251          24,547,677
 Net unrealized gain (loss)
     of investments and currencies             (51,135,051)         41,562,567
                                              ------------         -----------
 Net increase (decrease) in net assets
     resulting from operations                 (22,574,770)         66,151,323

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($ - and $0.05 per
  share, respectively)                                   -            (345,700)
Net realized gain from investment transactions
  ($ - and $1.25 per share, respect                      -          (8,366,747)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting from
   capital share transactions*                  (9,195,211)        (26,834,678)
                                              ------------         -----------
 Net increase (decrease) in net assets         (31,769,981)         30,604,198
 Net assets at beginning of period             192,537,291         161,933,093
                                              ------------         -----------
NET ASSETS at end of period                   $160,767,310        $192,537,291
                                              ============        ============

*A summary of capital share transactions follows:

                                Six months ended
                                 June 30, 2000                Year ended
                                  (Unaudited)              December 31,1999
                            ---------------------     -------------------------
                             Shares        Value        Shares         Value
                            --------      -------      --------     -----------
Shares sold                1,679,564    $43,455,503   11,858,769   $247,523,446
Shares reinvested from
  distributions                    -              -      351,845      8,229,657
Shares redeemed           (2,024,843)   (52,650,714) (13,362,079)  (282,587,781)
                          ----------    -----------  -----------   ------------
Net decrease                (345,279)   $(9,195,211)  (1,151,465)  $(26,834,678)
                          ==========    ===========  ===========   ============


See Notes to Financial Statements

Vontobel International Equity Fund
Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Six months
                                                   ended                    Years ended December 31,
                                               June 30, 2000   ----------------------------------------
                                                (Unaudit)       1999     1998     1997     1996     1995
                                               -------------    ----     ----     ----     ----     ----
Per Share Operating Performance
Net asset value, beginning of period                $28.01     $20.18   $18.15   $18.22   $17.13   $16.23
                                                    ------     ------   ------   ------   ------   ------
Income from investment operations-
   Net investment income (loss)                       0.01       0.06     0.01    (0.03)    0.03     0.16
   Net realized and unrealized gain (loss)
      on investments                                 (3.39)      9.07     2.98     1.74     2.85     1.61
                                                    ------     ------   ------   ------   ------   ------
    Total from investment operations                 (3.38)      9.13     2.99     1.71     2.88     1.77
                                                    ------     ------   ------   ------   ------   ------
Less distributions-
   Distributions from net income                         -      (0.05)       -        -    (0.03)   (0.17)
   Distributions from realized gains                     -      (1.25)   (0.96)   (1.78)   (1.76)   (0.70)
                                                    ------     ------   ------   ------   ------   ------
    Total distributions                                  -      (1.30)   (0.96)   (1.78)   (1.79)   (0.87)
                                                    ------     ------   ------   ------   ------   ------
Net asset value, end of the period                  $24.63     $28.01   $20.18   $18.15   $18.22   $17.13
                                                    ======     ======   ======   ======   ======   ======
Total Return                                        (12.07%)    46.52%   16.77%    9.19%   16.98%   10.91%

Ratios/Supplemental Data
Net assets, end of period (000's)                 $160,767   $192,537 $161,933 $160,821 $151,710 $130,505
Ratio to average net assets-
  Expenses (A)                                        1.38%*     1.28%    1.40%    1.56%    1.60%    1.63%
  Expenses-net (B)                                    1.37%*     1.27%    1.36%    1.50%    1.39%    1.53%
  Net investment income (loss)                        0.08%*     0.03%    0.06%   (0.17%)   0.15%    0.41%
Portfolio turnover rate                              42.12%     37.91%   41.51%   38.45%   54.58%   68.43%

* Annualized
(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Vontobel International Equity Fund
Notes to the Financial Statements
June 30, 2000
-------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Europe and the Pacific Basin.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $187,060, for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $39,540, for its services for the six months ended June 30, 2000.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $326,807, for the six months ended June 30, 2000, representing .18% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $73,790,263 and $82,178,901, respectively. The custodian has provided credits in the amount of $7,851 against custodian and accounting charges based on credits on cash balances of the Fund.

NOTE 4-SECURITIES LENDING--At June 30, 2000 securities valued at $16,385,827 were on loan to brokers. For collateral, the Fund received shares of a short-term global investment trust valued at $7,502,857. Income from securities lending amounted to $11,115 for the six months ended June 30, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

VONTOBEL EASTERN EUROPEAN EQUITY FUND
SEMI-ANNUAL REPORT 2000

Dear Shareholder:

After a strong first quarter during which they mostly posted double-digit US dollar returns, Eastern European markets mirrored the declines of the major developed markets during the second quarter of 2000 (in particular that of the NASDAQ -- many of the Eastern European indices are dominated by telecom operators). Hungary, Poland and the Czech Republic started to lose ground from the end of March when the NASDAQ peaked. The Russian market managed to resist market pressures up to mid-May but then collapsed, succumbing to negative worldwide sentiment and some post-election profit taking.

Vontobel Eastern European Equity Fund declined 6.76% in the first six months of 2000, as the second quarter's rout in TMT stocks eradicated the fund's first-quarter 20.5% gain. The fund's net asset value at June 30th was $8.69, and net assets totalled $26,948,920, vs. $9.32 and $33,644,024, respectively, at December 31, 1999. Through June 30, 2000, Nomura Research Institute's Composite-11 Index provided a total return of 1.41%.

The fund's underperformance of the benchmark during the first half was due to its overweight position in Hungary and underweight in Poland, one of the region's best performers in relative terms due to its first quarter gains in TMT. The fund's performance was also negatively impacted by the ongoing slide in the euro, which lost 7% against the US dollar in the first half. Over the past 12 months, however, the fund outperformed its benchmark by 0.5% due to its overweight positions in Russia and Hungary and its underweight in Poland.

The performance of the region's major markets (in US$) for the first six months of the year is given below:

         Russia (RTS index)                                -2.2%
         Czech Republic (PX50 index)                        3.4%
         Poland (WIG index)                                 3.2%
         Hungary (BUX index)                              -12.0%

          Source: Bloomberg (1/1/00 - 6/30/00)

We maintain a tactical overweight in Russia, where we continued to feel confident enough about the composition of Vladimir Putin's new government and the pace of reforms to increase our weighting during the first six months, principally by adding to our positions in Mosenergo, the Moscow power company; Sibneft, a vertically integrated oil company; Unified Energy Systems, the Russian electricity grid; and Vimpel Communications, a Moscow cellular operator. At June 30 the fund had approximately 31% of portfolio assets allocated to Russia, vs. 23% at year end.

Our second-favorite market remains Hungary, although it's been a laggard in terms of its year-to-date market performance. We believe it's still the best positioned among Central European countries to join the European Union. Its extraordinary current account surplus for April of 20 million euros, versus an expected deficit of 100 million euros, reflects the extent to which Hungary is benefiting from accelerating European growth and, by contrast, the necessity for the Polish government to adopt a strict, non-demagogic, economic discipline.

In Poland macro developments have generally been disappointing (worrying current account figures, low export growth, higher than expected inflation). The collapse of the coalition government underscores the reluctance of the AWS, the political arm of the Solidarnosc Trade Union, to embrace an accelerated restructuring process. If Poland wants to be among the first Eastern European countries to join the European Union, it needs to start cutting subsidies to the agricultural sector and imposing much stricter fiscal discipline. We reduced our weighting in this market by 5% during the first half, selling our positions in Bank Polska, Computerland and Prokom Software. We also locked in a gain of approximately $1 per share in Exbud by tendering our holdings in a public bid by Skanska, a Swedish construction company.

In the coming months the fortunes of Eastern European equity markets will continue to depend on the evolution of international sentiment. From a fundamental standpoint, we remain positive. The fact is, though, that the NASDAQ's volatility, although it has no fundamental impact on the region, will greatly influence the level of investor interest. However, after the recent drop in the region's markets, valuations are again reaching very appealing levels, providing the basis for a post-summer rally.

                  Fund              NRI
                 Weightings    Composite-11
                                Weightings
                  (6.30.00)      (6.30.00)

Hungary             30.1%          18.7%
Poland              22.7%          42.5%
Croatia              5.0%           2.5%
Russia              31.3%          11.7%
Czech Rep.           4.5%          15.6%
Other (+ cash)       6.4%           9.0%

*Source:  Nomura Research Institute


Luca Parmeggiani, Fund Manager
David Molnar, Associate Fund Manager
July 6, 2000

EASTERN EUROPEAN EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
Number of                                                            Market
Shares            Security Description                                Value
---------         --------------------                              --------
                  Common Stocks:                     96.55%
                  Croatia:                            5.01%
  133,000         Pliva D D GDR* (Medical-Drugs)                  $ 1,349,950
                                                                  -----------
                  Czech Republic:                     4.52%
   16,400         Cesky Telecom AS Sponsored GDR Reg S*
                   (Telecom Services)                                 275,520
  138,800         Komercni Banka AS Sponsored ADR* (Banking)          943,840
                                                                  -----------
                                                                    1,219,360
                                                                  -----------
                  Estonia:                            0.51%
1,206,800         Britannic Group PLC (Natural Resources)             136,896
                                                                  -----------
                  Hungary:                           29.94%
    4,700         Brosodchem GDR Reg S (Chemicals)                    143,350
   39,925         Danubius Hotel & Spahuf * (Hotel)                   767,311
   18,600         Delmagyarorszagi Aramsz Sponsored GDR *
                    (Utilities-Electric)                              199,950
    9,200         Egis Gyogysergyar (Medical-Drugs)                   383,937
    9,900         Gedeon Richter Ltd GDR Reg S (Medical Drugs)        524,700
   34,127         Magyar Olay Es Gazipari RT (Oil and Gas)            469,110
   65,300         Matav RT ADR (Telecommunications)                 2,248,769
    2,500         North American Bus Industries * (Auto-Trucks)        53,126
   26,000         OTP Bank GDR (Banking)                            1,313,000
   37,700         Pannonplast Muanyagipari (Construction Materials)   813,565
   31,300         Pick Szeged (Food-Meat)                           1,152,109
                                                                  -----------
                                                                    8,068,927
                                                                  -----------
                  Poland:                            22.60%
    2,550         Bank Slaski (Banking)                               137,015
   20,500         Elektrim SA (Engineering)                           225,947
   10,000         Europejski Fundasz Leas GDR*
                   (Finance-Leasing Company)                          161,500
   20,000         KGHM Polska Midez SA* (Metals)                      147,417
   50,000         KGHM Polska Miedz GDR* (Metals)                     743,750
   23,000         Mostostal Warzawa SA* (Construction)                 75,786
   75,000         Mostostal Zabrze-Holding SA (Construction)          237,658
   61,300         Orbis SA* (Hotels)                                  474,354
   52,000         Polski Koncern Nafto GDR (Oil and Gas)              488,800
    2,600         Powszechny Bank Kredy GDR (Banking)                  57,200
  392,000         Telekomunikacja Polska SA GDR*
                   (Telecommunications)                             2,706,760
   44,526         Zakalady Metali Lekkich * (Manufacturing)           633,895
                                                                  -----------
                                                                    6,090,082
                                                                  -----------

                  Slovakia:                           0.38%
    8,600         Slovnaft AS*  (Oil and Gas)                         101,890
                                                                  -----------

                  Russia:                            33.59%
  105,700         Tatneft Sponsored ADR Reg S (Oil and Gas)         1,027,932
   23,000         Cores Russian CTFS YAR Telecom
                   (Telecommunications)                                17,250
   34,200         Lukoil Oil Co Sponsored ADR (Oil and Gas)         1,744,200
   29,000         Mobile Telesystems Sponsored ADR*
                   (Telecommunications)                               623,500
  224,000         Mosenergo Sponsored ADR (Electric-Integrated)       840,000
    7,500         Oil Co Lukoil Sponsored ADR F/Pfd Shs*
                   (Oil and Gas)                                      150,000
   23,000         RAO Gazprom Sponsored ADR Reg S* (Oil and Gas)      161,000
    6,100         RAO Unified Energy System ADR
                   (Electric-Distribution)                             68,320
   54,000         Rostelecom Long Distance&Intl Tl ADR
                   (Telecommunications)                               729,000
  131,000         Sibneft Sponsored ADR* (Oil)                        314,400
  106,000         Surgutneftegaz Sponsored ADR*  (Oil and Gas)      1,378,000
  136,300         Unified Energy Systems GDS (Utility-Electric)     1,526,560
   21,300         Vimpel Communications Sponsored ADR*
                   (Telecommunications)                               471,262
                                                                  -----------
                                                                    9,051,424
                                                                  -----------

                  Total Investments:
                  (Cost:  $31,106,627)**             96.55%       $26,018,529
                  Other assets, net                   3.45%           930,391
                                             -------------      -------------
                  Net Assets                        100.00%      $ 26,948,920
                                             =============      =============


*  Non-income producing
** Cost for Federal income tax purposes is $31,106,627 and net unrealized depreciation consists of:

                  Gross unrealized appreciation       $     1,030,217
                  Gross unrealized depreciation            (6,118,315)
                                                     -----------------
                  Net unrealized depreciation         $    (5,088,098)
                                                     -----------------

ADR--Security  represented is held by the custodian bank in the form of American
     Depositary Receipts.
GDR--Security represented is held by the custodian bank in the form of Global
     Depositary Receipts.
GDS--Security represented is held by the custodian bank in the form of Global
     Depositary Shares.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
JUNE 30, 2000
INDUSTRY PERCENTAGE BASED ON NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------
Automobile                                                       0.20%
Banking                                                          9.10%
Chemicals                                                        0.53%
Building Materials & Components                                  4.18%
Machinery & Engineering                                          0.84%
Financial Services                                               0.60%
Food & Household Products                                        4.27%
Recreation & Other Consumer Goods                                4.61%
Manufacturing                                                    2.35%
Health & Personal Care                                           8.38%
Metals                                                           3.31%
Natural Resources                                                0.51%
Energy Sources                                                  21.65%
Telecommunications                                              26.24%
Utilities                                                        9.78%
                                                               ------
                                                                96.55%
Other assets, net                                                3.45%
                                                               ------
                                                               100.00%
                                                               ======

Vontobel Eastern European Equity Fund
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $31,106,627)
  (Notes 1 & 3)                                                   $26,018,529
Cash (including foreign currencies)                                 1,746,212

Receivables:
  Capital stock sold                             $ 32,305
  Dividends                                        82,955
  Investments sold                                 19,530
                                              -----------
                                                                      134,790
  Deferred organizational costs                                         8,873
                                                             ----------------
TOTAL ASSETS                                                       27,908,404
                                                             ----------------

LIABILITIES
Payables:
   Investments purchased                          773,940
   Investment management fees                      29,628
   Capital stock redeemed                           7,198
   Accrued expenses                               148,718
                                              -----------

TOTAL LIABILITIES                                                     959,484
                                                             ----------------
NET ASSETS                                                        $26,948,920
                                                             ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($26,948,920/3,102,272 shares outstanding)                              $8.69
                                                             ================

At June 30, 2000 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                 $75,768,334
  Net unrealized loss on investments and foreign
   currency transactions                                           (5,087,759)
  Accumulated deficit in undistributed net income                    (308,565)
  Accumulated net realized loss on investments                    (43,423,090)
                                                             ----------------
  Net Assets                                                      $26,948,920
                                                             ================

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Statement of Operations
For the six months ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
Investment Income
Income:
 Dividend (Net of foreign tax withheld of $24,425)               $    149,553
                                                                 ------------
Expenses:
    Investment management fees (Note 2)                $ 220,841
    Recordkeeping and administrative services (Note 2)    35,334
    Custodian and accounting fees (Note 3)                42,235
    Transfer agent fees (Note 2)                          43,889
    Shareholder servicing and reports (Note 2)            37,674
    Legal and audit fees                                  28,676
    Filing and registration fees (Note 2)                  6,035
    Organizational costs                                   6,989
    Other                                                 24,250
                                                    ------------
Total expenses                                                        445,923
Custody credits (Note 3)                                               (8,571)
                                                                 ------------
Expenses, net                                                         437,352
                                                                 ------------
Net investment loss                                                  (287,799)
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on investments                                  4,728,172
  Net realized loss on foreign currency conversions                (1,713,761)
  Net change in unrealized loss of investments
   and foreign currencies                                          (4,150,960)
                                                                 ------------
  Net loss on investments                                          (1,136,549)
                                                                 ------------
  Net decrease in net assets resulting from operations            ($1,424,348)
                                                                 ============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                             Six months ended      Year ended
                                              June 30, 2000    December 31, 1999
                                                (Unaudited)
                                             ----------------  -----------------
OPERATIONS
   Net investment loss                        $  (287,799)        $  (729,279)
   Net realized gain (loss) on investments
    and foreign currency transactions           3,014,411         (20,580,372)
   Change in unrealized loss of investments
    and foreign currencies                     (4,150,960)         24,939,581
                                             ------------         -----------
   Net increase (decrease) in net assets
    resulting from operations                  (1,424,348)          3,629,930

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting from
  capital share transactions                   (5,270,756)         (6,139,848)
                                             ------------         -----------
 Net decrease in net assets                    (6,695,104)         (2,509,918)
 Net assets at beginning of period             33,644,024          36,153,942
                                             ------------         -----------
NET ASSETS at end of period                  $ 26,948,920         $33,644,024
                                             ============         ===========


*A summary of capital share transactions follows:

                               Six months ended
                                 June 30, 2000                Year ended
                                  (Unaudited)              December 31,1999
                            ---------------------     -------------------------
                             Shares        Value        Shares         Value
                            --------      -------      --------     -----------
Shares sold                1,090,456    $11,150,154   1,024,124     $ 8,406,082
Shares redeemed           (1,599,044)   (16,420,910) (1,854,214)    (14,545,930)
                          ----------     ----------   ---------     -----------
Net decrease                (508,588)   $(5,270,756)   (830,090)    $(6,139,848)
                          ==========    ===========   =========    ============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period

                                                Six months
                                                   ended       Years ended December 31,     February 15,*
                                               June 30, 2000   --------------------------         to
                                                (Unaudit)       1999     1998     1997     December 31, 1996
                                               -------------    ----     ----     ----     -----------------
Per Share Operating Performance
Net asset value, beginning of period                $ 9.32     $ 8.14   $15.25   $14.89       $10.00
                                                    ------     ------   ------   ------       ------
Income from investment  operations-
   Net investment loss                               (0.09)     (0.20)   (0.31)   (0.19)       (0.06)
   Net realized and unrealized gain (loss)
    on investments                                   (0.54)      1.38    (6.80)    1.47         4.95
                                                    ------     ------   ------   ------       ------
Total from investment operations                     (0.63)      1.18    (7.11)    1.28         4.89
                                                    ------     ------   ------   ------       ------
Less distributions-
  Distributions from realized gains on investments       -          -        -    (0.92)        0.00
                                                    ------     ------   ------   ------       ------
Total distributions                                      -          -        -    (0.92)        0.00
                                                    ------     ------   ------   ------       ------
Net asset value, end of period                       $8.69      $9.32    $8.14   $15.25       $14.89
                                                    ======     ======   ======   ======       ======
Total Return                                         (6.76%)    14.50%  (46.62)%   8.74%       48.90%

Ratios/Supplemental Data
Net assets, end of period (000's)                  $26,949    $33,644  $36,154 $139,408      $61,853
Ratio to average net assets-
  Expenses (A)                                        2.52%*     3.37%    2.57%    1.94%        2.02%**
  Expenses-net (B)                                    2.47%*     3.26%    2.41%    1.66%        1.71%**
  Net investment loss                                (1.63%)*   (2.35%)  (1.67%)  (1.30%)      (1.07%)**
Portfolio turnover rate                              51.73%    103.80%  135.35%  105.86%       38.69%

*     Commencement of operations
**   Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Notes to the Financial Statements
June 30, 2000
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Eastern European Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $39,223,357 of which $20,327,913 expires in 2006 and $18,895,462 expires in 2007.

Additionally the fund incurred capital losses of $7,214,126 and currency losses of $20,766 after October 31, 1999 which are deemed, under income tax regulations, to occur in the first day of the fund's next fiscal year (January 1, 2000).

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $47,643 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $61,889 for its services for the six months ended June 30, 2000.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $80,265 for the six months ended June 30, 2000, representing .23% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $17,296,281 and $22,927,632, respectively. The custodian has provided credits in the amount of $8,571 against custodian and accounting charges based on credits on cash balances of the Fund.

VONTOBEL U.S. EQUITY FUND
SEMI-ANNUAL REPORT 2000


Dear Shareholder:

Vontobel U.S. Equity Fund provided a total return of 2.17% in the first six months of 2000. The fund's net asset value at June 30th was $9.90, and net assets totaled $15,105,867, up from $9.69 and $10,946,236, respectively, at December 31, 1999. Through June 30, 2000, the Standard & Poor's 500 Index provided a total return of (-0.42%).

Looking at the total return for the S&P 500 Index, an investor just coming on the scene might well assume that it's been a fairly quiet six months on Wall Street. Anyone who's been watching the market on a daily basis knows how far from the truth that assumption would be. The year thus far has been extremely volatile, particularly in the technology sector: the tech-heavy NASDAQ composite was up by over 24% between December 31st and March 10th, but by late May it had suffered a nasty bear market, dropping by over 37% versus its March high. The more broadly diversified S&P 500 has seen less dramatic swings than the NASDAQ Composite, but it's certainly not been boring: the S&P 500 gained 17% between its late-February low and its March 24th peak (using intraday prices), and by April 14th had receded back almost to its late-February low.

This year's volatility reflects investor uncertainty regarding the direction of interest rates and the pace of earnings growth going forward. The Federal Reserve Board's late-June decision to hold steady those short-term interest rates under its control represents something of a mixed blessing. On the one hand, it could signal the end of the rise in interest rates that has weighed heavily on those sectors of the market judged most interest-rate-sensitive, including several consumer cyclical stocks and financials held by our fund. On the other hand, the Fed's decision to stand still for now indicates that the rise in rates is at least starting to have its desired effect: a slowdown in economic activity. Insofar as a slowdown releases some of the inflationary pressures that had been building over the past 18 months or so, the Fed will have successfully engineered a "soft landing" that sets the stage for continued expansion at a more measured pace. Some pundits fear that the Fed has gotten behind the curve, and that rates will have to be pushed sharply higher, leading to a more damaging contraction in demand and the first recession in a decade. At least for now, a soft landing looks like the most likely outcome.

As bottom-up stockpickers, our role is not to predict Fed actions or moves in interest rates, and we freely admit that our guesses about the near-term direction of the economy, aggregate corporate earnings and the market are no better than anyone else's. We're optimists about the long term, though (John Maynard Keynes' observation that "in the long term, we're all dead" notwithstanding). Economic and market cycles come and go (seemingly further and further apart, but that's a topic for another day), but the long-term story is one of progress and of growth. With this Fund we seek to invest in that progress by buying shares in corporate leaders in a wide range of industries.

We've made some changes to the portfolio over the past six months. Among other things, we sold all of our Coca-Cola shares in light of disappointing operating results; took profits in Cisco Systems and Sun Microsystems; established a new position in Novellus Systems, a supplier of capital equipment to the semiconductor industry; and established a new position in Ecolab, a leading supplier of cleaning products and services to hotels, restaurants and institutional clients around the world. We've trimmed into strength in some instances (including Pfizer, American Home Products and Intel), and have added to some positions on weakness (including Motorola, Ethan Allen, and Freddie
Mac). We will be active in managing this Fund, but we note that we expect to be long-term holders of many of the issues currently held. Position sizes may be adjusted based on valuation and sector weight considerations, and we will occasionally liquidate completely either because a stock's market price significantly exceeds intrinsic value or because a company's fundamentals appear to be changing for the negative.

In early July, the software giant Computer Associates announced that its June-quarter sales and earnings would fall significantly short of expectations, sending the stock down more than 40% in one day. Our investment in Computer Associates appears, in hindsight, to have been the worst stock decision of the Fund's first half-year as a fund investing in U.S. equities. Fortunately, most of our "bad" decisions were offset by some better ones: American Power Conversion's shares, for example, were particularly strong, having gained 50% as of June 30th, and Pfizer shares gained 48% over those six months.

Looking at the portfolio, we're confident that the investments we've made will, on balance, prove to have been good decisions. Among those investments: Ethan Allen, the country's best-known furniture company, that has grown earnings at a greater than 30% compound annual rate over the past five years, yet sells currently at about 11 times this year's estimated earnings; Novellus Systems, the semiconductor capital equipment supplier whose earnings should more than triple this year, reflecting a surge in demand as chip companies invest to meet strong and growing demand; Citigroup, the premier financial services company in the country, if not the globe, which is selling for about 18 times this year's estimates. As we said earlier, we're optimists. With good cause, we believe.

We're gratified in having provided a satisfactory total return relative to the S&P 500 benchmark, we thank our shareholders for their support, and we look forward to an interesting second half.


Fabrizio Pierallini, Fund Manager
Mark Robertson, Associate Fund Manager
July 6, 2000

VONTOBEL US EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30,2000 (Unaudited)
------------------------------------------------------------------------------
Number of                                                          Market
Shares     Security Description                                    Value
---------  -------------------------------------------         ---------------
           Common Stock:                                99.58%

           ADVERTISING:                                  1.14%
   4,000   Interpublic Group Co. Inc.                             $   172,000

           BANKS:                                        5.15%
   6,700   Comerica                                                   300,663
  10,400   Synovus Financial Corp.                                    183,300
   7,600   Wells Fargo & Company                                      294,500
                                                                  -----------
                                                                      778,463
                                                                  -----------
           COMPUTER HARDWARE:                            3.91%
   6,300   Apple Computer Inc.*                                       329,962
   2,500   Dell Computer Corp.*                                       123,281
   1,100   Hewlett Packard Co.                                        137,362
                                                                  -----------
                                                                      590,605
                                                                  -----------
           CONSUMER FINANCE:                             1.22%
   6,100   Countrywide Credit Inds., Inc.                             184,906
                                                                  -----------
           DISTRIBUTION & SERVICES:                      1.92%
   5,700   Patterson Dental Co.*                                      290,700
                                                                  -----------
           DIVERSIFIED COMMERCIAL SERVICES:              1.38%
   5,350   Ecolab Inc.                                                208,984

           DIVERSIFIED FINANCIAL SERVICES:               9.22%
   6,100   Citigroup, Inc.                                            367,525
   6,700   Fannie Mae                                                 349,656
   8,700   Freddie Mac                                                352,350
   1,700   Morgan Stanley Dean Witter                                 141,525
   4,000   Paine Webber Group, Inc.                                   182,000
                                                                  -----------
                                                                    1,393,056
                                                                  -----------

           ELECTRONIC COMPONENTS & EQUIPMENT:            5.69%
   6,050   Emerson Electric Corp.                                     365,269
  12,100   American Power Conversion Corp.*                           493,831
                                                                  -----------
                                                                      859,100
                                                                  -----------

           FOOD RETAIL:                                  2.75%
  12,500   Albertsons, Inc.                                           415,625
                                                                  -----------
           GENERAL MERCHANDISE STORES:                   3.01%
  23,350   Dollar General                                             455,325
                                                                  -----------
           HEALTH CARE FACILITIES:                       2.82%
   3,260   Health Management Assoc., Inc.*                            425,837
                                                                  -----------
           HOME FURNISHINGS:                             2.60%
  16,400   Ethan Allen Interiors, Inc.                                393,600
                                                                  -----------
           HOME IMPROVEMENT RETAIL:                      3.37%
   2,800   Home Depot                                                 139,825
  17,400   Sherwin-Williams                                           368,663
                                                                  -----------
                                                                      508,488
                                                                  -----------

           INDUSTRIAL MACHINERY:                         1.22%
   9,350   Donaldson, Inc.                                            184,662
                                                                  -----------
           INTEGRATED OIL & GAS:                         3.12%
   2,200   Exxon Mobil Corp.                                          172,700
   5,600   Texaco Inc.                                                298,200
                                                                  -----------
                                                                      470,900
                                                                  -----------
           INTEGRATED TELECOMMUNICATION SERVICES:        7.24%
   6,150   Alltel Corp.                                               380,916
   8,100   Bellsouth Corp.                                            345,263
   8,500   SBC Communications,  Inc.                                  367,625
                                                                  -----------
                                                                    1,093,804
                                                                  -----------

           MULTILINE INSURANCE:                          1.91%
   2,450   American International Group                               287,875
                                                                  -----------

           PACKAGED FOOD:                                1.04%
   1,950   Wrigley, William Jr. Co.                                   156,366
                                                                  -----------
           PERSONAL PRODUCTS:                            1.50%
   6,500   Gillette Co.                                               227,094
                                                                  -----------
           PHARMACEUTICALS:                              8.06%
   4,100   American Home Products                                     240,875
   4,200   Johnson & Johnson                                          427,875
   4,400   Merck & Co.                                                337,150
   4,400   Pfizer, Inc.                                               211,200
                                                                  -----------
                                                                    1,217,100
                                                                  -----------
           PUBLISHING & PRINTING:                        5.49%
   6,650   Gannett Co.                                                397,753
   8,100   Knight-Ridder, Inc.                                        430,819
                                                                  -----------
                                                                      828,572
                                                                  -----------
           RESTAURANTS:                                  2.12%
   9,700   McDonalds Corp.*                                           319,494
                                                                  -----------

           SEMICONDUCTOR EQUIPMENT:                      9.97%
   2,200   Applied Materials, Inc.*                                   199,375
  10,650   Dallas Semiconductor Corp.                                 433,988
   2,450   Intel Corp.                                                327,534
   9,650   Novellus Sytems*                                           545,828
                                                                  -----------
                                                                    1,506,725
                                                                  -----------

           SPECIALTY STORE:                              2.33%
   9,700   Bed Bath & Beyond*                                         351,625
                                                                  -----------
           STEEL:                                        0.99%
   4,500   Nucor Corp.                                                149,344
                                                                  -----------
           SYSTEMS SOFTWARE:                             6.89%
   1,150   Adobe Systems Inc.                                         149,500
   8,650   Computer Associates Intl., Inc.                            442,772
   5,600   Microsoft Corp.*                                           448,000
                                                                  -----------
                                                                    1,040,272
                                                                  -----------
           TELECOMMUNICATIONS EQUIPMENT:                 3.52%
   9,600   Motorola, Inc.                                             279,000
   2,400   Tellabs Inc.*                                              253,219
                                                                  -----------
                                                                      532,219
                                                                  -----------

           Total Investments:
           (Cost: $14,936,127)**                        99.58%    $15,042,741
           Other assets, net                             0.42%         63,126
                                                      -------    ------------
           Net Assets                                  100.00%    $15,105,867
                                                      =======     ===========

*  Non-income producing
** Cost for Federal income tax purposes is $14,936,127 and net unrealized appreciation consists of:

           Gross unrealized appreciation               $ 1,045,039
           Gross unrealized depreciation                  (938,425)
                                                       -----------
           Net unrealized appreciation                 $   106,614
                                                       ===========

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Statement of Assets and Liabilities
June 30, 2000(Unaudited)
------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $14,936,127)
   (Notes 1&3)                                                    $15,042,741
Cash (including foreign currencies)                                   133,716
     Receivables:
       Capital stock sold                         124,382
       Dividends                                   10,555
                                             ------------
                                                                      134,937
       Deferred organizational costs                                   30,006
                                                                  -----------
    TOTAL ASSETS                                                   15,341,400
                                                                  -----------

LIABILITIES
  Payables:
     Investments purchased                       164,133
     Capital stock redeemed                       10,000
     Investment management                        47,873
     Accrued expenses                             13,527
                                              ----------
   TOTAL LIABILITIES                                                  235,533
                                                                  -----------
NET ASSETS                                                        $15,105,867
                                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($15,105,867/1,525,322 shares outstanding)                              $9.90
                                                                   ==========

At June 30, 2000 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                 $15,243,832
  Net investment loss                                                 (39,552)
  Net unrealized gain on investments                                  106,612
  Accumulated net realized loss on investments                       (205,025)
                                                                  -----------
  Net Assets                                                      $15,105,867
                                                                  ===========

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Statement of Operations
For the six months ended June 30, 2000 (Unaudited)
------------------------------------------------------------------------------
Investment Income
Income:
 Dividends                                                            $67,910
                                                                 ------------
Expenses:
    Investment management fees (Note 2)                   $63,391
    Recordkeeping and administrative services (Note 2)     12,678
    Custodian and accounting fees (Note 3)                 22,300
    Transfer agent fees (Note 2)                            4,002
    Shareholder servicing and reports (Note 2)              2,404
    Filing and Registration fees                            6,480
    Organizational costs                                    7,011
    Legal and audit fees                                    8,744
    Other                                                  11,786
                                                     ------------
Total expenses                                                       138,796
Management fee waiver and reimbursed expenses (Note 2)               (31,334)
                                                                ------------
Expenses, net                                                        107,462
                                                                ------------
 Net investment loss                                                 (39,552)
                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                   348,064
  Net change in unrealized gain on investments                        57,966
                                                                ------------
  Net gain on investments                                            406,030
                                                                ------------
  Net increase in net assets resulting from operations              $366,478
                                                                ============

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                             Six months ended      Year ended
                                              June 30, 2000    December 31, 1999
                                              (Unaudited)
                                             ----------------  -----------------
OPERATIONS
 Net investment loss                        $   (39,552)        $   (28,098)
 Net realized gain on investments
     and foreign currency transactions          348,064             166,025
 Net change in unrealized gain of investments
     and foreign currencies                      57,966             295,265
                                             ----------          ----------
 Net increase in net assets resulting from
   operations                                   366,478             433,192

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting
  from capital share transactions*            3,793,153           8,902,313
                                             ----------          ----------
 Net increase in net assets                   4,159,631           9,335,505
 Net assets at beginning of period           10,946,236           1,610,731
                                             ----------          ----------
NET ASSETS at end of period                 $15,105,867         $10,946,236
                                            ===========          ==========


*A summary of capital share transactions follows:

                               Six months ended
                                 June 30, 2000                Year ended
                                  (Unaudited)              December 31,1999
                            ---------------------     -------------------------
                             Shares        Value        Shares         Value
                            --------      -------      --------     -----------

Shares sold                  592,827     $5,716,378   1,033,591     $ 9,938,583
Shares redeemed             (197,201)    (1,923,225)   (124,308)     (1,036,270)
                             -------      ---------   ---------       ---------
Net increase                 395,626     $3,793,153     909,283     $ 8,902,313
                             =======     ==========   =========     ===========


See Notes to Financial Statements

Vontobel U.S. Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                            Six months
                                               ended       Years ended December 31,    September 1,*
                                           June 30, 2000   ------------------------        to
                                             (Unaudit)         1999         1998     December 31, 1997
                                           -------------     --------     --------   -----------------
Per Share Operating Performance
Net asset value, beginning of period         $ 9.69          $ 7.31        $ 9.42       $10.00
                                             ------          ------        ------       ------
Income from investment operations
   Net investment loss                        (0.03)          (0.02)            -        (0.04)
   Net realized and unrealized gain
    (loss) on investments                      0.24            2.40         (2.11)       (0.54)
                                             ------          ------        ------       ------
    Total from investment operations           0.21            2.38         (2.11)       (0.58)
                                             ------          ------        ------       ------
Net asset value, end of period               $ 9.90          $ 9.69        $ 7.31       $ 9.42
                                             ======          ======        ======       ======

Total Return                                   2.17%          32.56%       (22.40%)      (5.80%)
Ratios/Supplemental Data
Net assets, end of period (000's)           $15,106         $10,946        $1,611       $3,601
Ratio to average net assets- (A)
  Expenses (B)                                 2.19%*          3.05%         2.38%        2.41%**
  Expenses-net (C)                             1.70%*          3.02%         2.07%        2.20%**
  Net investment loss                         (0.62%)*        (1.68%)       (0.02%)      (1.42%)**
Portfolio turnover rate                       30.16%         128.26%       130.59%       16.36%


*   Commencement of operations
**  Annualized

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 5.64%, 3.75% and 1.25%, in 1999, 1998 and 1997, respectively.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


See Notes to Financial Statements

Vontobel U.S. Equity Fund (formerly Vontobel Emerging Markets Equity Fund)
Notes to the Financial Statements
June 30, 2000
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel U.S. Equity Fund (formerly Vontobel Emerging Markets Equity Fund) (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund commenced operations in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The effective date of the name change was December 27, 1999.

The objective of the Fund is to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in the United States. Formerly as Vontobel Emerging Markets Fund, the equity securities were issuers in developing countries around the world.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $553,089 which expires in 2006.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $500 million of average daily net assets 0.875% on the next $500 million, and 0.75% on average daily net assets over $1 billion. VUSA will waive its advisory fee or reimburse the Fund to the extent necessary to limit the Fund's aggregate annual operating expense to 1.75% of average daily net assets.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $15,704 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $6,753 for its services for the six months ended June 30, 2000.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $12,751 for the six months ended June 30, 2000, representing .10% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sells of securities other than short-term notes aggregated $8,861,294 and $3,652,976, respectively.

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Vontobel Fund Distributors
A division of First Dominion Capital Corp.
Member firm NASD
1500 Forest Avenue, Suite 223
Richmond, VA 23229
Telephone (800) 527-9500